Exhibit 99.1

PRESS RELEASE

NYSE: CIM

CHIMERA INVESTMENT CORPORATION

One Rockefeller Plaza, 32nd Floor

New York, New York 10020

_________________________________________________________________________________________________

FOR IMMEDIATE RELEASE

CHIMERA DECLARES FOURTH QUARTER 2026 PREFERRED STOCK DIVIDENDS

•	BOARD DECLARES FOURTH QUARTER 2026 DIVIDEND OF $0.50 PER SHARE OF 8.00% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

•	BOARD DECLARES FOURTH QUARTER 2026 DIVIDEND OF $0.6343 PER SHARE OF 8.00% SERIES B FIXED-TO-FLOATING RATE CUMULATIVE REDEEMABLE PREFERRED STOCK

•	BOARD DECLARES FOURTH QUARTER 2026 DIVIDEND OF $0.5751 PER SHARE OF 7.75% SERIES C FIXED-TO-FLOATING RATE CUMULATIVE REDEEMABLE PREFERRED STOCK

•	BOARD DECLARES FOURTH QUARTER 2026 DIVIDEND OF $0.6153 PER SHARE OF 8.00% SERIES D FIXED-TO-FLOATING RATE CUMULATIVE REDEEMABLE PREFERRED STOCK

NEW YORK--(BUSINESS WIRE) – The Board of Directors of Chimera Investment Corporation (“Chimera”) announced the declaration of its fourth quarter cash dividend of $0.50 per share of 8.00% Series A Cumulative Redeemable Preferred Stock. The dividend is payable December 30, 2026 to preferred shareholders of record on December 1, 2026. The ex-dividend date is December 1, 2026.

The Board of Directors of Chimera also announced the declaration of its fourth quarter cash dividend of $0.6343 per share of 8.00% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, which reflects a rate of 10.14841% equal to three-month CME Term SOFR (plus a spread adjustment of 0.26161%) on the dividend determination date plus a spread of 5.791%. The dividend is payable December 30, 2026 to preferred shareholders of record on December 1, 2026. The ex-dividend date is December 1, 2026.

The Board of Directors of Chimera also announced the declaration of its fourth quarter cash dividend of $0.5751 per share of 7.75% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, which reflects a rate of 9.10041% equal to three-month CME Term SOFR (plus a spread adjustment of 0.26161%) on the dividend determination date plus a spread of 4.743%. The dividend is payable

December 30, 2026 to preferred shareholders of record on December 1, 2026. The ex-dividend date is December 1, 2026.

The Board of Directors of Chimera also announced the declaration of its fourth quarter cash dividend of $0.6153 per share of 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, which reflects a rate of 9.73641% equal to three-month CME Term SOFR (plus a spread adjustment of 0.26161%) on the dividend determination date plus a spread of 5.379%. The dividend is payable December 30, 2026 to preferred shareholders of record on December 1, 2026. The ex-dividend date is December 1, 2026.

About Chimera Investment Corporation

Chimera Investment Corporation (NYSE: CIM) is a diversified, internally managed REIT, that serves the U.S. residential real estate market. Through its Investment Portfolio and Residential Origination segments, the company acquires, manages, finances and originates residential mortgage and real estate-related assets, with the objective of delivering attractive risk-adjusted returns to shareholders.

Forward-Looking Statements

In this press release references to “we,” “us,” “our,” “Chimera,” or “the Company” refer to Chimera Investment Corporation and its subsidiaries unless specifically stated otherwise or the context otherwise indicates. This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal,” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “would,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” or similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our ability to obtain funding on favorable terms and access the capital markets; our ability to achieve optimal levels of leverage and effectively manage our liquidity; changes in inflation, the yield curve, interest rates, including the resumption of Federal Reserve monetary tightening, and mortgage prepayment rates; our ability to manage credit risk related to our investments and comply with the Dodd-Frank Act and related laws and regulations relating to credit risk retention for securitizations; rates of default, delinquencies, forbearance, deferred payments or decreased recovery rates on our investments; the concentration of properties securing our securities and residential loans in a small number of geographic areas; our ability to execute on our business and investment strategy; our ability to determine accurately the fair market value of our assets; changes in our industry, the general economy or geopolitical conditions, including the ongoing conflicts involving the U.S. in the Middle East; our ability to successfully integrate and realize the anticipated benefits of any acquisitions, including the acquisition of HomeXpress; our ability to originate or acquire quality and profitable loans at an appropriate and consistent cost; our ability to sell the loans that we originate or acquire; our ability to refinance or obtain additional liquidity for borrowing; our ability to manage, maintain and expand our relationships with our clients, the independent mortgage brokers and bankers; our ability to operate our investment management and advisory services and manage any regulatory rules and conflicts of interest; the degree to which our hedging strategies may or may not be effective; our ability to effect our strategy to securitize residential mortgage loans; our ability to compete with competitors and source target assets at attractive prices; the ability of servicers and other third parties to perform their services at a high level and comply with applicable law and expanding regulations; our dependence on information technology and its susceptibility to cyber-attacks; the development, proliferation and use of artificial intelligence; our ability to find and retain qualified executive officers and key personnel; our ability to comply with extensive government regulation, including, but not limited to, federal and state consumer lending regulations; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, refinancing and borrowing guidelines and similar matters; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; our ability to maintain our classification as a real estate investment trust for U.S. federal income tax purposes; the volatility of the market price and trading volume of our shares; and our ability to make distributions to our stockholders in the future.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Readers are advised that any financial information in this press release is based on Company data available at the time of this press release and, in certain circumstances, may not have been audited by Chimera’s independent auditors.

Investor Relations

888-895-6557

investor-relations@chimerareit.com

www.chimerareit.com